DERIVATIVE LIABILITIES	6 Months Ended
Jun. 30, 2024
DERIVATIVE LIABILITIES [Abstract]
DERIVATIVE LIABILITIES
19.   DERIVATIVE LIABILITIES

As disclosed in Note 23, the Group issued Tether warrants to purchase up to 5,000,000 Class A ordinary shares at an exercise price of US$10.00 per share and exercisable within one year in connection with the private placement with Tether in May 2024. The warrant includes repricing adjustments for offerings at a price lower than the existing exercise price of the warrant and as a result, the Group has the obligation to issue a variable number of shares for a fixed total consideration upon exercise of the warrants.

The fair value of the warrant was determined using the binomial model, which is a type of option pricing model with the assistance of an independent valuation specialist. Inputs to the model include assumptions about the expected volatility of the Group’s stock, the expected life of the warrants, the risk-free interest rate, and other factors.

The following table represents the movement of the warrant derivative liabilities:

In thousands of USD
Balance as of January 1, 2024	-
Issuance of warrant	11,106
Change in fair value of derivative liabilities	14,230
Balance as of June 30, 2024	25,336

The following table provides the inputs used in the model for determining the value of the warrant derivative liabilities:

	At June 30, 2024	Initial recognition - At May 30, 2024
Share price	10.26	5.82
Dividend yield (%)	-	-
Expected volatility (%)	133%	136%
Risk-free interest rate (%)	5.13%	5.19%